UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              _________________

                                  FORM 8-K

                               CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):   October 10, 2003
                                                    _______________________




                          Oregon Trail Financial Corp.
___________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)


Oregon                                0-22953                    91-1829481
___________________________________________________________________________
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
Of Incorporation)                                       Identification No.)



2055 First Street, Baker City, Oregon                                 97814
___________________________________________________________________________
(Address of Principal Executive Offices)                         (Zip Code)


                                (541) 523-6327
___________________________________________________________________________
              (Registrant's Telephone Number, Including Area Code)


                                     N/A
___________________________________________________________________________
      (Former Name or Former Address, if Changed Since Last Report)



Item 5.   Other Events and Required FD Disclosure.

     On October 10, 2003, Oregon Trail issued a press release announcing the extension of the election deadline for shareholders of Oregon Trail until 5:00 p.m., Eastern Time, on Tuesday, October 21, 2003 to return their Election Form and Letter of Transmittal. Oregon Trail also announced the receipt of regulatory approval by the Federal Deposit Insurance Corporation of the proposed merger of the financial institution subsidiaries of Oregon Trail and FirstBank NW Corp.

     For additional information, reference is made to the press release dated October 10, 2003, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          See Exhibits Index
























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 OREGON TRAIL FINANCIAL CORP.




Date:  October 10, 2003          By: /s/ Berniel L. Maughan
                                     _____________________________________
                                     Berniel L. Maughan
                                     President and Chief Executive Officer



















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                                EXHIBIT INDEX




Exhibit Number                                Description
______________                                ___________

     99 Press release dated October 10, 2003 issued by Oregon Trail Financial Corp. announcing the mailing of election forms.